UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2015

Commission File Number 333-198524

Frontera Group Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	46-4429598
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8670 W. Cheyenne, Suite 120 Las Vegas, Nevada	89129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 718-0140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 11, 2015, Li and Company, PC (“Li and Company”) informed Frontera Group Inc. (the “Company”) that they had decided not to stand for reappointment as our independent registered public accounting firm. Li and Company’s report on the financial statements for the year ended June 30, 2014, included in the Company’s Registration Statement on the Form S-1, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. This Registration Statement was filed with the Securities and Exchange Commission on September 3, 2014 and was declared effective on January 20, 2015.

Through the period covered by the financial statement audit for the year ended June 30, 2014, including its review of financial statements of quarterly periods through March 31, 2015, there have been no disagreements with Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Li and Company would have caused them to make reference thereto in their report on the financial statements. Through the interim period ended June 11, 2015 (the date Li and Company informed the Company that they would not stand for reappointment), there have been no disagreements with Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Li and Company would have caused them to make reference thereto in their report on the financial statements.

We have authorized Li and Company to respond fully to the inquiries of the successor accountant.

During the year ended June 30, 2014 and the interim period through June 11, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K. The Company provided a copy of the foregoing disclosures to Li and Company prior to the date of filing of this Report and requested that Li and Company furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is attached as exhibit 16.1 to this Form 8-K.

On June 17, 2015, the Company engaged Cutler & Co., LLC of Wheat Ridge, Colorado (“Cutler & Co.”) as its new independent registered public accounting firm. During the year ended June 30, 2014 and prior to June 17, 2015 (the date Cutler & Co. was engaged), we did not consult with Cutler & Co. regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Cutler & Co., in either case where written or oral advice provided by Cutler & Co. would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

16.1	Letter from Li and Company PC regarding Change in Certifying Accountant. (Filed herewith.)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontera Group Inc.

Date: June 22, 2015	By:	/s/ Michael Krichevcev
Michael Krichevcev
President